       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                        EMERGING MARKETS DEBT PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                            -------------------------------------------
                                           ONE        AVERAGE ANNUAL
                               YTD        YEAR        SINCE INCEPTION
                            ---------  -----------  -------------------
PORTFOLIO--CLASS A........     -42.11%     -45.69%            2.76%
PORTFOLIO--CLASS B........     -42.11      -45.76             0.54
INDEX--CLASS A............     -22.08      -25.29             5.17
INDEX--CLASS B............     -22.08      -25.29             7.28

1. The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. dollar currency denominated instruments in the emerging markets. The index is composed of Brady Bonds, benchmark Eurobonds, loans and Argentine domestic debt.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTMENT. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

For the nine months ended September 30, 1998, the Portfolio had a total return of -42.11% for the Class A shares and -42.11% for the Class B shares compared to a total return of -22.08% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of -45.69% for the Class A shares and -45.76% for the Class B shares compared to -25.29% for the Index. From inception on February 1, 1994 through September 30, 1998, the average annual total return of Class A was 2.76% compared to 5.17% for the Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 0.54% compared to 7.28% for the Index. As of September 30, 1998, the Portfolio had an SEC 30-day yield of 17.42% for the Class A shares and 17.01% for the Class B shares.

For the three months ended September 30, 1998 the Portfolio had a total return of -39.82 for the Class A shares and -39.82% for the Class B compared to -21.23% for the Index. The Index was down 22.08% year-to-date which highlights the fact that the vast majority of the negative price action has occurred during this past quarter.

In August, investor sensitivity to deteriorating credit fundamentals and a worsened global environment for emerging countries reached a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia defaulted on its domestic debt (ruble denominated T-bills) on August 17. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating all emerging countries. Spreads on the broad emerging market debt benchmark widened by 861 basis points during that month.

GLOBAL MARKET ENVIRONMENT

There have been several global events that have created a more precarious investment environment over the course of this year.

Those events include:

- The continued policy paralysis and deepening recession in Japan, which have raised fears of currency devaluation in China, and a prolonged Asian recession.

- The collapse of the oil and commodity prices caused difficulty for several emerging market countries particularly, Russia, Venezuela, Chile and Ecuador.

- The decline of the U.S. Equity markets this summer.

- The decline of Emerging Markets Equity by over 38% year-to-date based on the MSCI Emerging Markets Free Index.

INVESTMENT STRATEGY REVIEW

After having been underweight Russia in the spring, our investment strategy included accumulating Russian debt in May and June because we felt the market had overshot and was mispricing Russian risk. In retrospect, we underestimated the risk associated with Russian assets. We had assigned a low probability to the scenario in which Russia would devalue its currency and default on its domestic debt. Much to our dismay, this scenario was played out.

From late July to mid-August the market sold off, due to both fundamental and technical reasons. Hedge funds, trading desks and other leveraged market participants were forced to liquidate to meet margin calls due to large losses in ruble denominated debt.

As the prices for all Russian bonds fell (Russian U.S. dollar debt bond Index returned -78% as of August 31, 1998 year to date), the Russian banks came under considerable stress because of the decline in their asset portfolios and a decrease in amount of funds available to the them. On August 17, 1998 Russia announced:

- The ruble would float within a wider band (an effective devaluation).

- The Russian domestic debt (GKO and OFZ's) which are scheduled to mature before December 31, 1999 would be restructured.

- A 90 day moratorium on payment of foreign debts held by major Russian banks.

All of the Russian bonds owned by our Portfolio are denominated in U.S. dollars and are not in default. They are also not subject to the short term debt moratorium imposed in mid-August and the Russian government has reiterated its intention to continue to service its U.S. dollar denominated debt.

While the Russian debt owned by the Portfolio is not directly affected by the devaluation of the ruble, the devaluation is a symptom of the poor health of the Russian economy. The value of the U.S. dollar bonds fell dramatically in August and are currently trading at distressed levels.

Due to the events that occurred in the third quarter, we have had to reevaluate our position in Russian debt and have reduced the Russian weighting in the portfolio to under 3%. The country has lost its economic anchor (stable currency and low inflation) and these events have increased the scope for political uncertainty. The change in leadership, which was announced on August 24, is evidence of the fragile political landscape. We expect both the political and economic climate to remain worrisome in the near term. Russian foreign exchange reserves are extremely low and they will likely rely on capital controls to prevent a complete run on the Ruble. The Russians will also have to renegotiate the terms of their existing IMF agreement before receiving any further money. We have also re-positioned the Portfolio with higher quality credits, such as Colombia and Panama and with uncorrellated credits such as Turkey and Bulgaria.

RECENT EVENTS

In September, emerging debt markets rebounded smartly from August's dramatic sell off. During this month, the market benefited from a slight increase in commodity prices, a reduction in U.S. rates and most importantly from supportive comments from members of the G7, the IMF and the World Bank, who expressed their desire to stop economic chaos from spreading any further. These factors caused the market to jump by almost 10% with Venezuela, Bulgaria and Morocco leading the pack and Mexico, Brazil and Russia lagging. The market effectively decoupled from events in Russia during September, as every country within the Index posted positive results except Russia, which was down 23.81%. In the Portfolio, an underweight in Venezuela, which rebounded by 34.05%, and an overweight in corporate euro-bonds, which in general significantly underperformed sovereign debt, hurt our Portfolio's performance for September.

Broadly speaking, corporate euro-bonds did not rally with sovereign debt in September, as the dramatic sell-off in August raised the premium demanded by investors for liquidity. Corporate securities which, represent less than 15% of the Portfolio, are less liquid than sovereign securities. In addition, many of the macro economic policies prescribed by the IMF to shore up fiscal imbalances, such as tight monetary policy, decreased government expenditures and increased taxes, would limit economic growth and adversely impact business conditions. During September, Venezuela benefited from an increase in oil prices and a decline in the lead held by the ex-coup leader Chavez in presidential pre-election polls. Chavez has made frequent non-investor friendly statements throughout his campaign and has openly discussed restructuring Venezuela's external debt. While the market was relieved by a decrease in his lead, we still view the political situation in Venezuela as too risky and remain underweight.

OUTLOOK

Over the next few months, the ability of the asset class to enjoy a sustained rally is largely in the hands of Brazil. We will be watching to see how quickly and decisively the authorities act towards addressing fiscal imbalances and securing multilateral aid. An aid package alone will not cure Brazil's ailments. Any aid must be coupled with a significant fiscal adjustment, which would include large spending cuts and structural reform. As would be imagined, implementing large spending cuts is politically difficult. In addition, the government must carefully manage its monetary policy to avoid a recession. We will continue to underweight Brazil in this environment. There are no easy answers for Brazil and we expect the road to recovery to be strewn with potholes of disappointment. Without further clarity with regard to Brazil, the market's upside potential will be limited. During the next quarter, the global backdrop will likely remain problematic and liquidity for emerging market countries will remain constrained. These factors coupled with year-end selling pressure should cause volatility to remain high.

In a broad sense, we believe that Emerging Market Debt is still an attractive asset class and are optimistic that over the long-term, high absolute and relative returns should be realized. We do not believe that many emerging market countries will default on their external debt payments in the near term. At current yield levels of close to 15% the market has priced in a higher probability of default than we feel is warranted. There is no denying that the fundamental environment has been damaging to many developing countries this year. In fact, the vast majority of emerging countries have suffered a series of setbacks such as, larger fiscal deficits, higher inflation rates and ratings downgrades, after many years of structural reforms, mass privatizations and stabilization efforts. However, we remain encouraged by the response of most administrations to both internal and external shocks. In essence, crisis has and will continue to force governments to make the hard adjustments that were put off in easier times. In the medium term, we believe that investors will be rewarded for investments in certain countries that are trading at very attractive valuations due to the markets' indiscriminate sell off.

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

       FACE
      AMOUNT                                                             VALUE
      (000)                                                              (000)
------------------                                                      -------
DEBT INSTRUMENTS (92.3%)
  ARGENTINA (26.3%)
    CORPORATE (5.2%)
  U.S.$      1,400   Acindar Industria, (Floating Rate), 11.555%,
                      11/12/98                                          $ 1,358
  ARP    (e) 3,010   CIA International Telecommunications, 10.375%,
                      8/01/04                                             1,806
 U.S.$     (e) 391   Nortel Inversora, Series A, 6.00%, 3/31/07             237
         (e) 1,400   Supercanal Holdings, 11.50%, 5/15/05                   812
                                                                        -------
                                                                          4,213
                                                                        -------
    SOVEREIGN (21.1%)
         (n) 7,190   Republic of Argentina, 5.75%, 3/31/23                4,849
             4,400   Republic of Argentina, Global Bond, Series BGL5,
                      11.375%, 1/30/17                                    4,050
            10,541   Republic of Argentina, Series L, (Floating Rate),
                      6.188%, 3/31/05                                     8,341
                                                                        -------
                                                                         17,240
                                                                        -------
                                                                         21,453
                                                                        -------
  BRAZIL (13.1%)
    CORPORATE (0.9%)
         (e) 1,500   Globo Communicacoes e Participacoes, 10.625%,
                      12/05/08                                              787
                                                                        -------
    SOVEREIGN (12.2%)
             4,820   Federative Republic of Brazil Debt Conversion
                      Bond, Series L, (Floating Rate), 6.688%, 4/15/12    2,422
         (v) 6,625   Federative Republic of Brazil, Series EI-L,
                      (Floating Rate), 6.625%, 4/15/06                    3,826
             5,990   Federative Republic of Brazil, Global Bond,
                      9.375%, 4/07/08                                     3,714
                                                                        -------
                                                                          9,962
                                                                        -------
                                                                         10,749
                                                                        -------

       FACE
      AMOUNT                                                             VALUE
      (000)                                                              (000)
------------------                                                      -------
  BULGARIA (5.3%)
    SOVEREIGN (5.3%)
  U.S.$      2,850   Republic of Bulgaria Discount Bond, Series A,
                      (Floating Rate), 6.688%, 7/28/24                  $ 1,817
       (n,v) 1,900   Republic of Bulgaria Front Loaded Interest
                      Reduction Bond, Series A, 2.50%, 7/28/12              873
             2,840   Republic of Bulgaria Interest Arrears PDI Bond,
                      (Floating Rate), 6.688%, 7/28/11                    1,675
                                                                        -------
                                                                          4,365
                                                                        -------
  COLOMBIA (3.4%)
    SOVEREIGN (3.4%)
             2,210   Republic of Colombia, (Floating Rate), 8.82%,
                      8/13/05                                             1,859
             1,390   Republic of Colombia, Global Bond, 7.625%,
                      2/15/07                                               961
                                                                        -------
                                                                          2,820
                                                                        -------
  ECUADOR (1.7%)
    CORPORATE (1.0%)
             1,600   Conecel, 14.00%, 5/01/02                               832
                                                                        -------
    SOVEREIGN (0.7%)
             1,160   Republic of Ecuador Discount Bond, (Floating
                      Rate), 6.625%, 2/28/25                                544
                                                                        -------
                                                                          1,376
                                                                        -------
  JAMAICA (1.7%)
    CORPORATE (1.7%)
             2,000   Mechala Group, Jamaica, Series B, 12.75%,
                      12/30/99                                            1,390
                                                                        -------
  KOREA (3.5%)
    CORPORATE (1.7%)
             1,700   Korea Electric Power Corp., 7.00%, 10/01/02          1,342
                                                                        -------
    SOVEREIGN (1.8%)
               200   Export-Import Bank of Korea, 6.50%, 2/10/02            165
             1,550   Korea Development Bank, Global Bond, 7.125%,
                      9/17/01                                             1,336
                                                                        -------
                                                                          1,501
                                                                        -------
                                                                          2,843
                                                                        -------

       FACE
      AMOUNT                                                             VALUE
      (000)                                                              (000)
------------------                                                      -------
  MEXICO (22.5%)
    CORPORATE (2.0%)
 U.S.$   (e) 1,500   Innova S De R.L. Senior Notes, 12.875%, 4/01/07    $   832
           (e) 940   Petroleos Mexicanos, (Floating Rate), 11.157%,
                      7/15/05                                               810
                                                                        -------
                                                                          1,642
                                                                        -------
    SOVEREIGN (20.5%)
         (v) 1,120   United Mexican States Discount Bond, Series A,
                      (Floating Rate), 6.594%, 12/31/19                     868
           (v) 250   United Mexican States Discount Bond, Series B,
                      (Floating Rate), 6.477%, 12/31/19                     194
         (v) 1,100   United Mexican States Discount Bond, Series D,
                      (Floating Rate), 6.602%, 12/31/19                     852
               480   United Mexican States Global Bond, 9.875%,
                      1/15/07                                               443
             2,950   United Mexican States Global Bond, 11.375%,
                      9/15/16                                             2,806
             3,550   United Mexican States Global Bond, 11.50%,
                      5/15/26                                             3,444
            10,921   United Mexican States Par Bond, Series W-B,
                      6.25%, 12/31/19                                     8,109
                                                                        -------
                                                                         16,716
                                                                        -------
                                                                         18,358
                                                                        -------
  PANAMA (3.6%)
    SOVEREIGN (3.6%)
             3,470   Republic of Panama Global Bonds, 8.875%, 9/30/27     2,915
                                                                        -------
  PERU (1.8%)
    SOVEREIGN (1.8%)
         (n,v) 150   Republic of Peru Front Loaded Interest Reduction
                      Bond, 3.25%, 3/07/17                                   68
     (e,n,v) 2,048   Republic of Peru Front Loaded Interest Reduction
                      Bond, 3.25%, 3/07/17                                  924
               940   Republic of Peru PDI Bond, 4.00%, 3/07/17              477
                                                                        -------
                                                                          1,469
                                                                        -------
       FACE
      AMOUNT                                                             VALUE
      (000)                                                              (000)
------------------                                                      -------
  RUSSIA (2.5%)
    CORPORATE (0.1%)
 U.S.$   (e) 1,000   UnExim International Finance BV, 9.875%, 8/01/00   $    60
               200   UnExim International Finance BV, 9.875%, 8/01/00        12
                                                                        -------
                                                                             72
                                                                        -------
    SOVEREIGN (2.4%)
        (v) 10,400   Russian Principal Loans, (Floating Rate), 3.313%,
                      12/15/20                                              679
         (e) 2,880   Russian Federation, 8.75%, 7/24/05                     517
         (e) 4,340   Russian Federation, 11.00%, 7/24/18                    760
                                                                        -------
                                                                          1,956
                                                                        -------
                                                                          2,028
                                                                        -------
  SOUTH AFRICA (1.5%)
    SOVEREIGN (1.5%)
   ZAR       8,000   Nacional Financiera SNC, Euro, 17.00%, 2/26/99       1,225
                                                                        -------
  TURKEY (3.5%)
    CORPORATE (1.2%)
 U.S.$   (e) 1,170   Cellco Finance N.V., 15.00%, 8/01/05                   948
                                                                        -------
    SOVEREIGN (2.3%)
               450   Pera Financial Services Co., 9.375%, 10/15/02          290
         (e) 2,500   Pera Financial Services Co., 9.375%, 10/15/02        1,613
                                                                        -------
                                                                          1,903
                                                                        -------
                                                                          2,851
                                                                        -------
  VENEZUELA (1.9%)
    SOVEREIGN (1.9%)
         (v) 2,714   Republic of Venezuela Debt Conversion Bond,
                      Series DL, (Floating Rate), 6.625%, 12/18/07        1,554
                                                                        -------
TOTAL DEBT INSTRUMENTS (Cost $91,179)                                    75,396
                                                                        -------

      NO. OF                                                             VALUE
      RIGHTS                                                             (000)
------------------                                                      -------
RIGHTS (0.0%)
  MEXICO (0.0%)
             4,494   United Mexican States, Value Recovery Rights,
                      expiring 6/30/03 (Cost $0)                        $    --
                                                                        -------
      NO. OF
     WARRANTS
------------------
WARRANTS (0.0%)
  NIGERIA (0.0%)
             1,250   Central Bank of Nigeria, expiring 11/15/20 (Cost
                      $0)                                                    --
                                                                        -------

      FACE
     AMOUNT
      (000)
-----------------
FOREIGN CURRENCY (0.0%)
  FRF           5  French Franc                                          1
    DEM         1  German Mark                                          --
                                                                  --------
TOTAL FOREIGN CURRENCY (Cost $1)                                         1
                                                                  --------


                                                                   VALUE
                                                                   (000)
                                                                  --------
TOTAL INVESTMENTS (92.3%) (Cost $91,180)                          $ 75,397
                                                                  --------

OTHER ASSETS AND LIABILITIES (7.7%)
  Other Assets                                                      13,118
  Liabilities                                                       (6,841)
                                                                  --------
                                                                     6,277
                                                                  --------
NET ASSETS (100%)                                                 $ 81,674
                                                                  --------
                                                                  --------

CLASS A:
--------
NET ASSETS                                                        $ 80,342
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 24,050,739 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                 $   3.34
                                                                  --------
                                                                  --------

CLASS B
--------
NET ASSETS                                                        $  1,332
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 398,544 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                 $   3.34
                                                                  --------
                                                                  --------

------------------------------

(e) -- 144A security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1998.
     Maturity date disclosed is the ultimate maturity.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations.
     These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP -- Argentine Peso
PDI -- Past Due Interest
ZAR -- South African Rand
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at September 30, 1998.